As filed with the Securities and Exchange Commission on October 19, 2010.
===============================================================================
                                                   1933 Act File No. 333-112202
                                                    1940 Act File No. 811-21496


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

                     MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                         UTILITIES DIVIDEND & INCOME FUND

                          120 East Liberty Drive, Suite 400
                              Wheaton, Illinois 60187

                                                               October 19, 2010

Dear Shareholder:

     The accompanying materials relate to the Special Meeting of Shareholders (referred to as the "Meeting") of Macquarie/First Trust Global

Infrastructure/Utilities Dividend & Income Fund (the "Fund"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, December 6, 2010, at 4:00 p.m. Central time.

     At the Meeting, you will be asked (i) to consider and vote on a proposal to approve a new investment management agreement (the "New Advisory Agreement") between the Fund and its current investment advisor, First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), (ii) to consider and vote on a proposal to approve a new investment sub-advisory agreement (the "New MCIM Sub-Advisory Agreement") among the Fund, the Advisor and one of its current investment sub-advisors, Macquarie Capital Investment Management LLC ("MCIM"),
(iii) to consider and vote on a proposal to approve a new investment sub-advisory agreement (the "New Four Corners Sub-Advisory Agreement") among the Fund, the Advisor and its other current investment sub-advisor, Four Corners Capital Management, LLC ("Four Corners"; Four Corners and MCIM are each a "Sub-Advisor" and, collectively, the "Sub-Advisors"); and (iv) to transact any other business as may properly come before the Meeting and any adjournments or postponements thereof.

     Upon the closing on October 12, 2010 of a transaction (the "Transaction"), which, as described in the accompanying Proxy Statement, resulted in a "change in control" of First Trust Advisors, the investment management agreement between the Fund and the Advisor automatically terminated in accordance with its terms. Moreover, the closing of the Transaction resulted in the automatic termination of the investment sub-advisory agreements among the Fund, the Advisor and the respective Sub-Advisor. The Advisor and the Sub-Advisors continue to provide investment advisory and sub-advisory services, respectively, to the Fund on an interim basis, as permitted by the Investment Company Act of 1940. However, in order for them to continue to provide services to the Fund beyond the interim period, as indicated above, shareholders of the Fund will be asked at the Meeting to vote to approve the New Advisory Agreement and the New Sub-Advisory Agreements. The Board of Trustees of the Fund is recommending that shareholders approve each of these agreements.

     Some important facts to note about the Transaction are:

     o The Transaction had no effect on the number of Fund shares you own or the value of those Fund shares.

     o Subject to shareholder approval, First Trust Advisors and the Sub-Advisors will continue to provide investment advisory and sub-advisory services, respectively, to the Fund.

     o   The contractual advisory and sub-advisory fee rates will not increase.

     o The Transaction is not expected to result in a change in the persons responsible for the management of the Fund or in the operations of the Fund, or in any changes in the investment approach of the Fund.

     YOUR VOTE IS IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

     We appreciate your participation in this important Meeting.

     Thank you.

                                    Sincerely,

                                    /s/ James A. Bowen

                                    James A. Bowen
                                    Chairman of the Board of Trustees

--------------------------------------------------------------------------------
     IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------


                                      -2-



                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         to be held on December 6, 2010

October 19, 2010

To the Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund:

     Notice is hereby given that the Special Meeting of Shareholders (referred to as the "Meeting") of Macquarie/First Trust Global Infrastructure/Utilities

Dividend & Income Fund, a Massachusetts business trust (the "Fund") will be held on Monday, December 6, 2010, at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time, for the following purposes:

             1. To approve a new investment management agreement between the Fund and First Trust Advisors L.P., as investment advisor.

             2. To approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment advisor, and Macquarie Capital Investment Management LLC, as investment sub-advisor.

             3. To approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment advisor, and Four Corners Capital Management, LLC, as investment sub-advisor.

             4. To transact any other business as may properly come before the Meeting (including any adjournments or postponements thereof).

     The close of business on September 30, 2010 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

                                      By Order of the Board of Trustees,

                                      /s/ W. Scott Jardine

                                      W. Scott Jardine
                                      Secretary

--------------------------------------------------------------------------------
     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------


                                      -2-


                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                         to be held on December 6, 2010

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                PROXY STATEMENT

                                October 19, 2010

     THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 19, 2010.

     This Proxy Statement is furnished by the Board of Trustees (the "Board") of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), a Massachusetts business trust, in connection with the solicitation by the Board of proxies to be voted at the Special Meeting of Shareholders of the Fund to be held on Monday, December 6, 2010, at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time and at any and all adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

     The Board has fixed the close of business on September 30, 2010 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

     As discussed more fully below, shareholders of the Fund are being asked:

             1. To approve a new investment management agreement (the "New Advisory Agreement"), between the Fund and First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), the investment advisor to the Fund.

             2. To approve a new investment sub-advisory agreement (the "New MCIM Sub-Advisory Agreement"), among the Fund, First Trust Advisors, as investment advisor, and Macquarie Capital Investment Management LLC ("MCIM"), an investment sub-advisor to the Fund.

             3. To approve a new investment sub-advisory agreement (the "New Four Corners Sub-Advisory Agreement") among the Fund, First Trust Advisors, as investment advisor, and Four Corners Capital Management, LLC ("Four Corners"), an investment sub-advisor to the Fund. (Four Corners and MCIM are each a "Sub-Advisor" and, collectively, the "Sub-Advisors").

             4. To transact any other business as may properly come before the Meeting (including any adjournments or postponements).

     The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares"). On the Record Date, the Fund had 9,077,963 Shares outstanding. Shares of the Fund are listed on the New York Stock Exchange under the ticker symbol "MFD." Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

     For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the proposal to approve the New Advisory Agreement; FOR the proposal to approve the New MCIM Sub-Advisory Agreement; FOR the proposal to approve the New Four Corners Sub-Advisory Agreement; and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Fund, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

     Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

     Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients may request voting instructions from such customers and clients. Because broker-dealers may be subject to rules which will not permit them to vote your Shares without instructions, you are encouraged to contact your broker-dealer and record your voting instructions.

     The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Advisor. The Advisor will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to, the person(s) for whom they hold Shares of the Fund. The solicitation of proxies will begin on or about October 19, 2010 and will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, as well as affiliates of such service providers. A proxy solicitation firm, The Altman Group, Inc., has also been engaged to solicit proxies at a cost which is expected to be approximately $14,701. As indicated above, this cost will be borne by the Advisor.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 6, 2010. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT: HTTP://WWW.FTPORTFOLIOS.COM/LOADCONTENT/GHHUGQJA. THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT: HTTP://WWW.FTPORTFOLIOS.COM/RETAIL/CEF/CEFFUNDNEWS.ASPX?TICKER=MFD.
THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO THE ADVISOR AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL (800) 988-5891.

     YOU MAY CALL (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

     In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail or by telephone or through the Internet, as indicated on the enclosed proxy card. If voting by mail, you are requested to:

         o   indicate your instructions on the proxy card;

         o   date and sign the proxy card;

         o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

         o   allow sufficient time for the proxy card to be received BY
             4:00 P.M. CENTRAL TIME, on MONDAY, DECEMBER 6, 2010. (However, proxies received after this date may still be voted in the event of an adjournment or postponement of the Meeting to a later date.)

                         BACKGROUND AND REASON FOR VOTE

     The Advisor has served as investment advisor to the Fund since its inception, initially pursuant to an investment management agreement (the "Original Advisory Agreement"), between the Advisor and the Fund, and currently, as described below, pursuant to an interim investment management agreement (the "Interim Advisory Agreement"), also between the Advisor and the Fund. MCIM and Four Corners have served as the Fund's sub-advisors since its inception and, in this capacity, are responsible for the selection and on-going monitoring of the securities in allocated components of the Fund's investment portfolio. MCIM had served as one of the Fund's sub-advisors pursuant to an investment sub-advisory agreement among the Fund, the Advisor and such Sub-Advisor (the "Original MCIM Sub-Advisory Agreement"), and since October 12, 2010, MCIM has been providing services to the Fund pursuant to an interim sub-advisory agreement (the "Interim MCIM Sub-Advisory Agreement"), also among the Fund, the Advisor and such Sub-Advisor. Four Corners had served as the Fund's other sub-advisor pursuant to an investment sub-advisory agreement among the Fund, the Advisor and such Sub-Advisor (the "Original Four Corners Sub-Advisory Agreement" and, together with the Original MCIM Sub-Advisory Agreement, the "Original Sub-Advisory Agreements"), and since October 12, 2010, Four Corners has been providing services to the Fund pursuant to an interim sub-advisory agreement (the "Interim Four Corners Sub-Advisory Agreement" and, together with the Interim MCIM Sub-Advisory Agreement, the "Interim Sub-Advisory Agreements"), also among the Fund, the Advisor and such Sub-Advisor.

     The Advisor is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. The Advisor has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation, and is controlled by Grace Partners and The Charger Corporation. Grace Partners is a limited partnership that is controlled by its general partner, The Charger Corporation, and has a number of limited partners. The Charger Corporation is an Illinois corporation that was previously controlled by the Robert Donald Van Kampen family. Grace Partners and The Charger Corporation are each located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and have a primary business that consists of investment advisory and broker/dealer services through their ownership interests in various entities. In this regard, in addition to their interests in the Advisor, Grace Partners is the sole limited partner, and The Charger Corporation is the sole general partner, of First Trust Portfolios L.P. ("First Trust Portfolios"), a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act").

     On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement with James A. Bowen, the President of the Advisor, to sell 100% of the common stock of The Charger Corporation to Mr. Bowen (who will hold the interest through a limited liability company of which he is the sole member) (the "Transaction") for $3,000,000 payable at the Transaction closing. The Transaction was completed in accordance with its terms on October 12, 2010 (the "Transaction Closing Date"). The Transaction is not anticipated to result in any changes in the personnel or operations of the Advisor. Mr. Bowen is a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, the Chairman of the Board and the President of the Fund, the President of the

Advisor and of First Trust Portfolios and a limited partner of Grace Partners. In light of the Transaction and his interest in and role with the Advisor, Mr. Bowen has an interest in Proposal 1.

     As required by the 1940 Act, the Original Advisory Agreement and the Original Sub-Advisory Agreements provided for their automatic termination in the event of their assignment. The consummation of the Transaction resulted in a change in control of the Advisor and constituted an "assignment," as that term is defined in the 1940 Act, of the Original Advisory Agreement, thus having the effect of automatically terminating the Original Advisory Agreement on the Transaction Closing Date. In addition, the consummation of the Transaction constituted an "assignment," as that term is defined in the 1940 Act, of the Original Sub-Advisory Agreements, and, therefore, the Original Sub-Advisory Agreements terminated on the Transaction Closing Date. Since that date, the Advisor and the Sub-Advisors have served as investment advisor and investment sub-advisors to the Fund pursuant to the Interim Advisory Agreement and the Interim Sub-Advisory Agreements, respectively. Shareholders of the Fund are being asked to approve the New Advisory Agreement, the New MCIM Sub-Advisory Agreement and the New Four Corners Sub-Advisory Agreement. Shareholders should be aware of the following:

      o The Transaction had no effect on the number of Shares you own or the value of those Shares.

      o Subject to shareholder approval, the Advisor and the Sub-Advisors will continue to provide investment advisory and sub-advisory services, respectively to the Fund.

      o The contractual advisory and sub-advisory fee rates will not increase.

      o The Transaction is not expected to result in a change in the persons responsible for the management of the Fund or in the operations of the Fund, or in any changes in the investment approach of the Fund.

     In anticipation of the completion of the Transaction and the termination of the Original Advisory Agreement and the Original Sub-Advisory Agreements, the Board of the Fund held a meeting on September 20, 2010 (the "Board Meeting"), at which, after careful consideration (see "BOARD CONSIDERATIONS" below), the Trustees determined that, following the Transaction, it would be in the best interests of the Fund for the Advisor to continue to act as investment advisor to the Fund and for each Sub-Advisor to continue to act as an investment sub-advisor to the Fund. Accordingly, as permitted under the 1940 Act and Rule 15a-4 thereunder ("Rule 15a-4"), the Board of Trustees of the Fund, including all of the Trustees who are not "interested persons" (as defined in the 1940
Act) of the Fund (the "Independent Trustees"), approved the Interim Advisory Agreement and the Interim Sub-Advisory Agreements to ensure the continuation of investment advisory and investment sub-advisory services to the Fund. As indicated above, the Interim Advisory Agreement and the Interim Sub-Advisory Agreements have been in effect since the Transaction Closing Date and, pursuant to Rule 15a-4, will be in effect no longer than through March 11, 2011 (the "Interim Termination Date"), which will occur 150 days after the termination of the Original Advisory Agreement and the Original Sub-Advisory Agreements (see "PROPOSAL 1 -- THE INTERIM ADVISORY AGREEMENT," "PROPOSAL 2 -- THE INTERIM MCIM SUB-ADVISORY AGREEMENT" and "PROPOSAL 3 -- THE INTERIM FOUR CORNERS SUB-ADVISORY

AGREEMENT" below). In addition, at the Board Meeting, the Board approved, subject to shareholder approval, the New Advisory Agreement, the New MCIM Sub-Advisory Agreement and the New Four Corners Sub-Advisory Agreement. If shareholders of the Fund do not approve the New Advisory Agreement, the New MCIM Sub-Advisory Agreement and/or the New Four Corners Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund. The New MCIM Sub-Advisory Agreement and the New Four Corners Sub-Advisory Agreement are referred to collectively as the "New Sub-Advisory Agreements".

BOARD CONSIDERATIONS

     The Board, including the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement (collectively, the "Advisory Agreements"), the Interim MCIM Sub-Advisory Agreement and New MCIM Sub-Advisory Agreement (collectively, the "MCIM Sub-Advisory Agreements") and the Interim Four Corners Sub-Advisory Agreement and New Four Corners Sub-Advisory Agreement (collectively, the "Four Corners Sub-Advisory Agreements" and together with the MCIM Sub-Advisory Agreements, the "Sub-Advisory Agreements") at the Board Meeting. The Sub-Advisory Agreements are referred to in this section together with the Advisory Agreement as the "Agreements." The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the Original Advisory Agreement, the Original MCIM Sub-Advisory Agreement and the Original Four Corners Sub-Advisory Agreement (collectively, the "Original Agreements").

     On August 25, 2010, the Independent Trustees were informed about the Transaction, including that the consummation of the Transaction would constitute a change of control of the Advisor and would result in the "assignment" and termination of the Original Advisory Agreement and may also result in the "assignment" and termination of each of the Original MCIM Sub-Advisory Agreement and the Original Four Corners Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the 1940 Act. On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. At the Board Meeting, the Board considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

     To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Advisory Agreement, the Interim MCIM Sub-Advisory Agreement and the Interim Four Corners Sub-Advisory Agreement required by Rule 15a-4, the Advisory Agreements and the Sub-Advisory Agreements were the same in all material respects as the Original Agreements. The Board noted that it had recently considered the Advisor's and the Sub-Advisors' capabilities and the terms of the Original Agreements at a meeting held on March 21-22, 2010 and had determined to renew the Original Agreements for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from the Advisor and each of the Sub-Advisors that, among other things, outlined the services provided by the Advisor and the Sub-Advisors (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisors and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisors; any fall-out benefits to the Advisor and the Sub-Advisors; and information on the Advisor's and the Sub-Advisors' compliance programs. Prior to the Board Meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information. In addition, MCIM represented to the Board that, except for the completion of its succession plan described to the Board in connection with the 2010 Renewal and updates to its Form ADV, there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information. Finally, Four Corners represented to the Board that there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information.

     Because the Board determined that any differences between the Original Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

     In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisors under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor and the Sub-Advisors responsible for providing services to the Fund. The Board also considered the representations of the Advisor and each of the Sub-Advisors that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor and the Sub-Advisors under the Agreements are expected to be satisfactory.

     The Board considered the advisory and sub-advisory fees payable under the Agreements, noting that they would be the same as the fees payable under the Original Agreements. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to two closed-end senior loan funds (one of which had subsequently been liquidated). The Board also considered that it had reviewed information provided by the Sub-Advisors as to the fees they charge to other similar clients. The Board also considered performance information for the Fund, including the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of the Fund and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and Sub-Advisors under the Agreements.

     The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009. The Board considered its prior conclusion that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. The Board considered whether the Advisor derives any ancillary benefits from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board noted that the Advisor will receive compensation from the Fund for providing fund reporting services. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

     The Board considered MCIM's representation in connection with the 2010 Renewal that investment services expenses are generally fixed. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and MCIM, an unaffiliated third party. The Board considered the fall-out benefits realized by MCIM from its relationship with the Fund, including soft-dollar arrangements.

     The Board considered Four Corners' representation in connection with the 2010 Renewal that investment services expenses are primarily fixed, and that Four Corners had previously invested in personnel and systems and anticipated continued maintenance of efficient personnel and systems in support of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Four Corners, an unaffiliated third party. The Board noted that Four Corners does not maintain any soft-dollar arrangements and that Four Corners had previously indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

     Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

     Accordingly, the Board recommends that shareholders vote to approve the New Advisory Agreement and the New Sub-Advisory Agreements.

                          PROPOSAL 1: APPROVAL OF NEW
                        ADVISORY AGREEMENT FOR THE FUND

THE ORIGINAL ADVISORY AGREEMENT

     The Original Advisory Agreement was dated March 25, 2004 and was approved by the Fund's initial shareholder on March 16, 2004. Since the beginning of the Fund's last fiscal year, the continuation of the Original Advisory Agreement was approved by the Board at meetings held on March 1-2, 2009 and March 21-22, 2010.

THE INTERIM ADVISORY AGREEMENT

     Many of the terms of the Interim Advisory Agreement are the same as those of the Original Advisory Agreement; however, in addition to various updates, there are differences in provisions relating to the effective date and, consistent with the requirements of Rule 15a-4, termination and compensation. Unless terminated sooner in accordance with its terms, the Interim Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of the Fund approve the New Advisory Agreement, whichever occurs first. In addition, the Interim Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 10 calendar days' written notice to the Advisor, without payment of any penalty.

     The rate of compensation paid to the Advisor is the same under the applicable Interim Advisory Agreement, Original Advisory Agreement and New Advisory Agreement. The compensation accrued under the Interim Advisory Agreement, however, is to be held in an interest-bearing escrow account with the Fund's custodian or another bank designated by the Fund. If the New Advisory Agreement is approved by shareholders of the Fund by the Interim Termination Date, the amount in the escrow account (including the interest earned) will be paid to the Advisor. However, if shareholders of the Fund do not approve the New Advisory Agreement by such date, the Advisor will be paid, out of the escrow account, the lesser of: (i) any costs incurred by the Advisor in performing services under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF CERTAIN TERMS OF THE NEW ADVISORY AGREEMENT AND ORIGINAL ADVISORY
      AGREEMENT

     Below is a brief comparison of certain terms of the Original Advisory Agreement to the corresponding terms of the New Advisory Agreement. Many of the terms of the New Advisory Agreement, including fees payable to the Advisor by the Fund thereunder, are substantially the same in all material respects to the terms of the corresponding Original Advisory Agreement; however the New Advisory Agreement includes a new effective date and has been updated in certain other respects (including, among other things, the elimination of certain provisions that are no longer relevant). The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A and the description of the New Advisory Agreement is qualified in its entirety by reference to such Exhibit.

     Advisory Services. As was the case under the Original Advisory Agreement, under the New Advisory Agreement, the Advisor will agree to act as the investment advisor for, and to manage the investment and reinvestment of the assets of, the Fund in accordance with the Fund's investment objective and policies and limitations, and will administer the Fund's affairs to the extent requested by and subject to the supervision of the Fund's Board. Moreover, the New Advisory Agreement provides that the investment of the Fund's assets will be subject to the Fund's policies, restrictions and limitations with respect to securities investments and all applicable laws and the regulations of the SEC relating to the management of registered closed-end management investment companies; the Original Advisory Agreement included a similar provision. In addition, the Advisor agreed under the Original Advisory Agreement, and will agree under the New Advisory Agreement, to furnish office facilities and equipment as well as certain clerical, bookkeeping and administrative services. Finally, as was the case under the Original Agreement, under the New Advisory Agreement, subject to the applicable requirements of the 1940 Act, the Advisor may retain one or more sub-advisors to serve the Fund.

     Fees. As was the case under the Original Advisory Agreement, as compensation for its services and facilities furnished to the Fund under the New Advisory Agreement, the Advisor will be entitled to receive, on a quarterly basis, an investment management fee equal to the annual rate of (a) 0.40% of the Fund's "Total Assets" for Total Assets of the Fund up to and including $250 million and (b) 0.35% of the Fund's "Total Assets" for Total Assets of the Fund over $250 million. For this purpose, the term "Total Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). For the Fund's last fiscal year, the aggregate amount of the advisory fees paid by the Fund to the Advisor under the Original Advisory Agreement was $570,735.

     Limitation of Liability. As was the case under the Original Advisory Agreement, the New Advisory Agreement provides that the Advisor will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention has been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation has been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     Continuance. The Original Advisory Agreement was originally in effect for an initial term until March 25, 2006 and could be continued thereafter for successive one-year periods if such continuance was specifically approved, at least annually, in the manner required by the 1940 Act. If the New Advisory Agreement is approved by shareholders, if not terminated earlier, it will expire on the two-year anniversary of the date of its effectiveness unless continued and, thereafter, may be continued for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

     Termination. As was the case under the Original Advisory Agreement, the New Advisory Agreement provides that it (a) will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder) and (b) may be terminated at any time without the payment of any penalty by the Fund or by the Advisor upon 60 days' written notice to the other party. The Fund may effect termination by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund, accompanied by appropriate notice. In addition, the Original Advisory Agreement was, and the New Advisory Agreement is, terminable at any time without the payment of any penalty, by the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund, in the event that it is established by a court of competent jurisdiction that the Advisor or any of its officers or directors has taken any action that results in a breach of the covenants of the Advisor set forth in the Agreement.

SECTION 15(f) OF THE 1940 ACT

     Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors/trustees must not be "interested persons" (as defined in the 1940
Act) of the investment advisor or predecessor advisor. The second condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). If either condition of Section 15(f) is not met, the safe harbor is not available.

     The Board has not been advised of any circumstances arising under the Transaction that might result in the imposition of an "unfair burden" being imposed on the Fund. In addition, the Fund has adopted procedures which include steps intended to cause the conditions of Section 15(f) to be met.

ADDITIONAL INFORMATION ABOUT THE FUND AND THE ADVISOR

     A list of the officers of the Fund and the managing directors and principal officers of the Advisor, their positions with the Fund and/or the Advisor, and their principal occupations are set forth below. Certain officers of the Fund have a minority equity interest in the limited partner of the Advisor.

                                                           POSITION WITH
          NAME                POSITION WITH THE FUND       THE ADVISOR                 PRINCIPAL OCCUPATION

James A. Bowen                President, Chairman of       Managing Director and       President, First Trust Advisors L.P.
                              the Board, Chief             and President               and First Trust Portfolios L.P.;
                              Executive Officer and                                    Chairman of the Board of Directors,
                              Trustee                                                  BondWave LLC and Stonebridge Advisors LLC

Mark R. Bradley               Treasurer, Chief Financial   Managing                    Chief Financial Officer, First Trust
                              Officer and Chief            Director and                Advisors L.P. and First Trust
                              Accounting Officer           Chief Financial             Portfolios L.P.;  Chief Financial
                                                           Officer                     Officer, BondWave LLC and Stonebridge
                                                                                       Advisors LLC

Kathleen W. Brown             None                         Chief Compliance            Chief Compliance Officer, First Trust
                                                           Officer                     Advisors L.P. and First Trust
                                                                                       Portfolios L.P.

Robert F. Carey               None                         Chief Investment            Chief Investment Officer, First Trust
                                                           Officer                     Advisors L.P. and First Trust Portfolios L.P.

Erin E. Chapman               Assistant Secretary          Assistant                   Assistant General Counsel, First
                                                           General Counsel             Trust Advisors L.P. and First Trust
                                                                                       Portfolios L.P.

James M. Dykas                Assistant Treasurer          Senior Vice                 Senior Vice President, First Trust
                                                           President                   Advisors L.P. and First Trust Portfolios L.P.

Christopher R. Fallow         Assistant Vice President     Assistant Vice              Assistant Vice President, First Trust
                                                           President                   Advisors L.P. and First Trust Portfolios L.P.

R. Scott Hall                 None                         Managing                    Managing Director, First Trust
                                                           Director                    Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine             Secretary and Chief           General Counsel             General Counsel, First Trust Advisors
                             Compliance Officer                                        L.P., First Trust Portfolios L.P. and
                                                                                       BondWave LLC; Secretary, Stonebridge
                                                                                       Advisors LLC

Daniel J. Lindquist          Vice President                Senior Vice                 Senior Vice President, First Trust
                                                           President                   Advisors L.P. and First Trust Portfolios L.P.

Coleen D. Lynch              Assistant Vice President      Assistant Vice              Assistant Vice President, First Trust
                                                           President                   Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher              Assistant Secretary and       Deputy General              Deputy General Counsel, First Trust
                             Deputy Chief Compliance       Counsel                     Advisors L.P. and First Trust Portfolios L.P.
                             Officer

Ronald D. McAlister          None                          Managing                    Managing Director, First Trust
                                                           Director                    Advisors L.P. and First Trust Portfolios L.P.

Andrew S. Roggensack         None                          Managing                    Managing Director, First Trust
                                                           Director                    Advisors L.P. and First Trust Portfolios L.P.

      The business address of the Advisor and each officer and managing director of the Advisor is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

SIMILAR INVESTMENT COMPANIES

     The Advisor currently acts as investment advisor to the fund listed below, which has an investment objective and/or policies similar to those of the Fund.

------------------------------------ -------------------------------- --------------------------------------------
             FUND NAME                 APPROXIMATE MANAGED ASSETS             ANNUAL RATE OF COMPENSATION
                                        AS OF SEPTEMBER 10, 2010
------------------------------------ -------------------------------- --------------------------------------------
First Trust Senior Floating Rate     $511,840,864                     0.75% of Managed Assets (defined as the
Income Fund II (formerly known as                                     average daily gross asset value of the fund
First Trust/Four Corners Senior                                       (including assets attributable to the
Floating Rate Income Fund II)                                         fund's preferred shares, if any, and the
                                                                      principal amount of borrowings), minus the
                                                                      sum of the Fund's accrued and unpaid
                                                                      dividends on any outstanding preferred
                                                                      shares and accrued liabilities (other than
                                                                      the principal amount of any borrowings
                                                                      incurred, commercial paper or notes issued
                                                                      by the fund and the liquidation preference
                                                                      of any outstanding preferred shares)).
------------------------------------ -------------------------------- --------------------------------------------

SHAREHOLDER APPROVAL AND REQUIRED VOTE

     To become effective, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or
(ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against this Proposal.

     IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 1 OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE
                            NEW ADVISORY AGREEMENT.

   PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH MACQUARIE CAPITAL
                     INVESTMENT MANAGEMENT LLC FOR THE FUND

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

General and Organizational Information

     MCIM, located at 125 West 55th Street, Level 10, New York, New York 10019, was founded in 2004 and registered as an investment adviser with the U.S. Securities and Exchange Commission in 2004. MCIM is one of the legal entities in the United States within the Macquarie Funds Group ("MFG"). MCIM provides investment advisory services for mandates managed by the MFG Infrastructure Securities team, the MFG Global Real Estate Securities team and the MFG Emerging Markets Team. MCIM had approximately $985 million of assets under management as of August 31, 2010.

      MCIM is an indirect, wholly owned subsidiary of Macquarie Group Limited ("Macquarie"), located at No. 1 Martin Place, Sydney, New South Wales 2000, Australia, which, through its affiliates and subsidiaries, is a global provider of banking, financial, advisory, investment and fund management services.(1) Macquarie is listed on the Australian Securities Exchange (ASX: MQG) and is regulated by the Australian Prudential Regulation Authority, the Australian banking regulator, as the owner of Macquarie Bank Limited, an authorized deposit taker.

     The names and principal occupations of the persons who are principal executive officers of and directors of MCIM are listed below:

---------------------------- ------------------------------------------- -----------------------------------------
           NAME                        POSITION(S) WITH MCIM                       PRINCIPAL OCCUPATION
---------------------------- ------------------------------------------- -----------------------------------------
Richard C. Butt              President, Director                         Investment Management
---------------------------- ------------------------------------------- -----------------------------------------
Bradford Frishberg           Director                                    Investment Management
---------------------------- ------------------------------------------- -----------------------------------------
Meredith L. Meyer            Chief Operating Officer                     Investment Management
---------------------------- ------------------------------------------- -----------------------------------------
Mark G. Torline              Director                                    Investment Management
---------------------------- ------------------------------------------- -----------------------------------------
Brett A. Byrd                Chief Compliance Officer                    Investment Management
---------------------------- ------------------------------------------- -----------------------------------------

-----------------------------
(1) More specifically, (1) MCIM is a wholly owned subsidiary of Macquarie Capital Investment Management Inc. ("MCIMI"); (2) MCIMI is a wholly owned subsidiary of Macquarie NE Holdings Inc. ("Macquarie Holdings"); (3) Macquarie Holdings is a wholly owned subsidiary of Macquarie Funding Holdings Inc. ("Macquarie Funding Holdings"); (4) Macquarie Funding Holdings is a wholly owned subsidiary of Macquarie Americas Holdings Pty Ltd. ("Macquarie Americas"); (5) Macquarie Americas is a wholly owned subsidiary of Macquarie Bank Limited ("Macquarie Bank"); (6) Macquarie Bank is a wholly owned subsidiary of Macquarie B.H. Pty Ltd ("Macquarie B.H. Pty"); and (7) Macquarie B.H. Pty is a wholly owned subsidiary of Macquarie. The address of each of the foregoing entities except Macquarie Americas, Macquarie Bank, Macquarie B.H. Pty and Macquarie is 125 West 55th Street, Level 10, New York, New York 10019. The address of Macquarie Americas, Macquarie Bank, Macquarie B.H. Pty and Macquarie is No. 1 Martin Place, Sydney, New South Wales 2000, Australia.

The address of Mr. Butt, Mr. Frishberg and Ms. Meyer is 125 West 55th Street, Level 10, New York, New York 10019. The address of Mr. Torline and Mr. Byrd is 555 South Flower Street, Suite 3300, Los Angeles, California 90071.

Other Funds Advised and Sub-Advised by MCIM

MCIM currently acts as investment adviser/sub-adviser to the funds listed below, each of which has an investment objective similar to that of the Fund.

-------------------------------------- ------------------------------------- -------------------------------------
              FUND NAME                ASSETS UNDER MANAGEMENT AS OF AUGUST      ANNUAL RATE OF COMPENSATION
                                                     31, 2010
-------------------------------------- ------------------------------------- -------------------------------------
Macquarie Global Infrastructure Total  $407,316,598                          o    the annual rate of 1.00% up to
Return Fund (MGU) (Advisor)                                                       and including $300 million

                                                                             o    the portion of Total Assets
                                                                                  above $300 million up to and
                                                                                  including $500 million, annual
                                                                                  rate of 0.90%

                                                                             o    the portion of Total Assets
                                                                                  above $500 million, annual rate
                                                                                  of 0.65%
-------------------------------------- ------------------------------------- -------------------------------------

Delaware Macquarie Global              $2,541,423                            o    0.45% of first $500 million
Infrastructure Fund (DMGIF)
(Sub-advisor)                                                                o    0.425% of next $500 million

                                                                             o    0.40% of next $1.5 billion

                                                                             o    0.375% of all assets in excess
                                                                                  of $2.5 billion
-------------------------------------- ------------------------------------- -------------------------------------

MCIM has not waived, reduced or otherwise agreed to reduce its compensation under any contract with MGU. In regard to DMGIF, both the Delaware Management Company, the fund's adviser, and MCIM have agreed to jointly waive that portion, if any, of their respective management fee and reimburse the fund to the extent necessary, equally between the advisor and sub-advisor, to ensure that the total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees, certain insurance costs, and non-routine expenses) do not exceed 1.20% of the average daily net assets of DMGIF through March 31, 2011.

THE ORIGINAL MCIM SUB-ADVISORY AGREEMENT

     The Original MCIM Sub-Advisory Agreement was dated March 25, 2004 and was approved by the Fund's initial shareholder on March 16, 2004. Since the beginning of the Fund's last fiscal year, the continuation of the Original MCIM Sub-Advisory Agreement was approved by the Board at meetings held on March 1-2, 2009 and March 21-22, 2010.

THE INTERIM MCIM SUB-ADVISORY AGREEMENT

     Many of the terms of the Interim MCIM Sub-Advisory Agreement are substantially the same as those of the Original MCIM Sub-Advisory Agreement; however, in addition to various updates, there are differences in provisions relating to the effective date and, consistent with the requirements of Rule 15a-4, termination and compensation. Unless terminated sooner in accordance with its terms, the Interim MCIM Sub-Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of the Fund approve the New MCIM Sub-Advisory Agreement, whichever occurs first. In addition, the Interim MCIM Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 10 calendar days' written notice to MCIM, without payment of any penalty.

     The rate of compensation paid by the Fund to MCIM is the same under the Interim MCIM Sub-Advisory Agreement, Original MCIM Sub-Advisory Agreement and New MCIM Sub-Advisory Agreement. The compensation accrued under the Interim MCIM Sub-Advisory Agreement, however, is to be held in an interest-bearing escrow account with the Fund's custodian or another bank designated by the Fund. If the New MCIM Sub-Advisory Agreement is approved by shareholders of the Fund by the Interim Termination Date, the amount in the escrow account (including the interest earned) will be paid to MCIM. However, if shareholders of the Fund do not approve the New MCIM Sub-Advisory Agreement by such date, MCIM will be paid, out of the escrow account, the lesser of: (i) any costs incurred by such Sub-Advisor in performing services under the Interim MCIM Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF THE NEW MCIM SUB-ADVISORY AGREEMENT AND ORIGINAL MCIM SUB-ADVISORY
      AGREEMENT

     Below is a brief comparison of certain terms of the Original MCIM Sub-Advisory Agreement to the corresponding terms of the New MCIM Sub-Advisory Agreement. Many of the terms of the New MCIM Sub-Advisory Agreement, including fees payable to such Sub-Advisor by the Fund thereunder, are substantially the same in all material respects to the terms of the corresponding Original MCIM Sub-Advisory Agreement; however the New MCIM Sub-Advisory Agreement includes a new effective date and has been updated in certain other respects (including, among other things, the elimination of certain provisions that are no longer relevant). The form of the New MCIM Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B and the description of the New MCIM Sub-Advisory Agreement is qualified in its entirety by reference to such Exhibit.

     Sub-Advisory Services. As was the case under the Original MCIM Sub-Advisory Agreement, under the New MCIM Sub-Advisory Agreement, MCIM will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio invested or to be invested in equity securities as well as other securities and instruments issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets in a select group of countries (the "Core Component"), all on behalf of the Fund and subject to the supervision of the Fund's Board and the Advisor. In addition, as was the case under the Original MCIM Sub-Advisory Agreement, under the New MCIM Sub-Advisory Agreement, MCIM is required to monitor the Fund's investments in the Core Component and to comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund applicable to the Core Component.

     Brokerage. As was the case under the Original MCIM Sub-Advisory Agreement, the New MCIM Sub-Advisory Agreement authorizes MCIM to select the brokers or dealers that will execute the purchases and sales of the Fund's securities with respect to the Core Component on behalf of the Fund, and directs such Sub-Advisor to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

     Fees. As was the case under the Original MCIM Sub-Advisory Agreement, under the New MCIM Sub-Advisory Agreement, the Fund will pay MCIM a portfolio management fee on a quarterly basis. Both the Original MCIM Sub-Advisory Agreement and the New MCIM Sub-Advisory Agreement provide that for services provided and expenses assumed, the Fund will pay MCIM a portfolio management fee (the "Core Management Fee") equal to:

            (i) the annual rate of 0.60% multiplied by that portion of the Total Assets (as defined below) comprising the Core Component; and

           (ii) if the Total Assets (as defined below) are more than $250 million, an additional fee at the annual rate of 0.05% multiplied by that portion of the Total Assets (as defined below) over $250 million.

     To the extent MCIM invests a portion of the Core Component in unlisted securities (the "Core Unlisted Portion"), the Fund will pay such Sub-Advisor a supplemental portfolio management fee (the "Supplemental MCIM Management Fee," together with the Core Management Fee, the "MCIM Management Fee") equal to the annual rate of 0.60% multiplied by the Total Assets (as defined below) attributable to the Core Unlisted Portion; provided, however, that in no event will the Core Unlisted Portion be deemed to exceed, for purposes of calculating the Supplemental MCIM Management Fee, 25% of the Core Component. The Supplemental MCIM Management Fee will be in addition to the Core Management Fee.

     For purposes of calculating the MCIM Management Fee, "Total Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding preferred shares). For the Fund's last fiscal year, the aggregate amount of fees paid by the Fund to MCIM under the Original MCIM Sub-Advisory Agreement was $699,692.

     Payment of Expenses. As was the case under the Original MCIM Sub-Advisory Agreement, under the New MCIM Sub-Advisory Agreement, MCIM will agree to pay all expenses it incurs in connection with its activities under such Agreement other than the cost of securities and other assets.

     Limitation on Liability. As was the case under the Original MCIM Sub-Advisory Agreement, the New MCIM Sub-Advisory Agreement provides that MCIM will not be liable for, and the Fund and the Advisor will not take any action against such Sub-Advisor to hold such Sub-Advisor liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Sub-Advisor's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Advisor in the performance of its duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     Continuance. The Original MCIM Sub-Advisory Agreement initially became effective on the same date as the Original Advisory Agreement for a two-year term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Similarly, if the New MCIM Sub-Advisory Agreement is approved by shareholders, it will become effective on the same date as the New Advisory Agreement and, if not terminated earlier, it will expire on the two-year anniversary of the date of its effectiveness unless continued and, thereafter, may be continued for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act and the rules and regulations thereunder.

     Termination. As was the case under the Original MCIM Sub-Advisory Agreement, the New MCIM Sub-Advisory Agreement provides that it (a) will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder), (b) may be terminated at any time without the payment of any penalty by the Advisor or MCIM upon 60 days' written notice to the other parties, and (c) may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 60 days' written notice to such Sub-Advisor by the Fund without the payment of any penalty. In addition, both the Original MCIM Sub-Advisory Agreement and the New MCIM Sub-Advisory Agreement state that the Advisor and MCIM have entered into an agreement that provides, among other things, that if the Advisor or the Fund terminates or fails to renew such Agreement other than for cause, the Advisor will resign as investment advisor to the Fund and will not be reinstated as the Fund's investment advisor or sub-advisor.

Affiliated Brokerage Commissions

     During the Fund's last fiscal year, the Fund paid $4,096 in brokerage commissions (representing approximately 2.4% of the Fund's aggregate brokerage commissions) to Macquarie Capital (USA), Inc., a broker that is affiliated with MCIM by reason of common ownership.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

     To become effective, the New MCIM Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New MCIM Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against this Proposal.

     IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 2 OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE
                        NEW MCIM SUB-ADVISORY AGREEMENT.

  PROPOSAL 3: APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH FOUR CORNERS CAPITAL
                          MANAGEMENT, LLC FOR THE FUND

FOUR CORNERS CAPITAL MANAGEMENT, LLC

General and Organizational Information

     Four Corners, located at 555 South Flower Street, Suite 3300, Los Angeles, California 90071, was founded in 2001. Its clients include institutional investors, corporations, and investment funds. Four Corners is registered as an investment advisor under the Investment Advisers Act of 1940. As of August 31, 2010, Four Corners managed approximately $1.9 billion of assets, with an emphasis on senior, secured floating rate loans. Four Corners is an indirect, wholly owned subsidiary of Macquarie (see Proposal 2 above for additional information about Macquarie).(2)

     The names and principal occupations of the persons who are principal executive officers of and directors of Four Corners are listed below:

----------------------------  ------------------------------------------- -----------------------------------------
           NAME                    POSITION(S) WITH FOUR CORNERS                   PRINCIPAL OCCUPATION
----------------------------  ------------------------------------------- -----------------------------------------
Robert I. Bernstein           Director, Division Director, Chief          Investment Management
                              Investment Officer
----------------------------  ------------------------------------------- -----------------------------------------
Brett A. Byrd                 Chief Compliance Officer                    Investment Management
----------------------------  ------------------------------------------- -----------------------------------------
Dean Stewart                  Director                                    Investment Management
----------------------------  ------------------------------------------- -----------------------------------------
Benjamin M. Bruck             Director                                    Investment Management
----------------------------  ------------------------------------------- -----------------------------------------
Graham T. McDevitt            Director                                    Investment Management
----------------------------  ------------------------------------------- -----------------------------------------

The address of Mr. Bernstein and Mr. Byrd is 555 South Flower Street, Suite 3300, Los Angeles, California 90071. The address of Mr. Bruck, Mr. Stewart and Mr. McDevitt is 2005 Market Street, Philadelphia, Pennsylvania 19103.

-------------------------
(2) More specifically, (1) Four Corners is a direct subsidiary of Macquarie Capital Investment Management Inc. ("MCIMI") (which owns a 66.67% interest) and Macquarie NE Holdings Inc. ("Macquarie Holdings") (which owns a 33.33% interest); (2) MCIMI is a wholly owned subsidiary of Macquarie Holdings; (3) Macquarie Holdings is a wholly owned subsidiary of Macquarie Funding Holdings Inc. ("Macquarie Funding Holdings"); (4) Macquarie Funding Holdings is a wholly owned subsidiary of Macquarie Americas Holdings Pty Ltd. ("Macquarie Americas"); (5) Macquarie Americas is a wholly owned subsidiary of Macquarie Bank Limited ("Macquarie Bank");
      (6) Macquarie Bank is a wholly owned subsidiary of Macquarie B.H. Pty Ltd ("Macquarie B.H. Pty"); and (7) Macquarie B.H. Pty is a wholly owned subsidiary of Macquarie. The address of each of the foregoing entities except Four Corners, Macquarie Americas, Macquarie Bank, Macquarie B.H. Pty and Macquarie is 125 West 55th Street, Level 10, New York, New York 10019. The address of Four Corners is 555 South Flower Street, Suite 3300, Los Angeles, California 90071. The address of Macquarie Americas, Macquarie Bank, Macquarie B.H. Pty and Macquarie is No. 1 Martin Place, Sydney, New South Wales 2000, Australia.

THE ORIGINAL FOUR CORNERS SUB-ADVISORY AGREEMENT

     The Original Four Corners Sub-Advisory Agreement was dated March 25, 2004 and was approved by the Fund's initial shareholder on March 16, 2004. Since the beginning of the Fund's last fiscal year, the continuation of the Original Four Corners Sub-Advisory Agreement was approved by the Board at meetings held on March 1-2, 2009 and March 21-22, 2010.

THE INTERIM FOUR CORNERS SUB-ADVISORY AGREEMENT

     Many of the terms of the Interim Four Corners Sub-Advisory Agreement are substantially the same as those of the Original Four Corners Sub-Advisory Agreement; however, in addition to various updates, there are differences in provisions relating to the effective date and, consistent with the requirements of Rule 15a-4, termination and compensation. Unless terminated sooner in accordance with its terms, the Interim Four Corners Sub-Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of the Fund approve the New Four Corners Sub-Advisory Agreement, whichever occurs first. In addition, the Interim Four Corners Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 10 calendar days' written notice to Four Corners, without payment of any penalty.

     The rate of compensation paid by the Fund to Four Corners is the same under the Interim Four Corners Sub-Advisory Agreement, Original Four Corners Sub-Advisory Agreement and New Four Corners Sub-Advisory Agreement. The compensation accrued under the Interim Four Corners Sub-Advisory Agreement, however, is to be held in an interest-bearing escrow account with the Fund's custodian or another bank designated by the Fund. If the New Four Corners Sub-Advisory Agreement is approved by shareholders of the Fund by the Interim Termination Date, the amount in the escrow account (including the interest earned) will be paid to Four Corners. However, if shareholders of the Fund do not approve the New Four Corners Sub-Advisory Agreement by such date, Four Corners will be paid, out of the escrow account, the lesser of: (i) any costs incurred by such Sub-Advisor in performing services under the Interim Four Corners Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON  OF  THE  NEW  FOUR  CORNERS SUB-ADVISORY AGREEMENT AND ORIGINAL FOUR
     CORNERS SUB-ADVISORY AGREEMENT

     Below is a brief comparison of certain terms of the Original Four Corners Sub-Advisory Agreement to the corresponding terms of the New Four Corners Sub-Advisory Agreement. Many of the terms of the New Four Corners Sub-Advisory Agreement, including fees payable to such Sub-Advisor by the Fund thereunder, are substantially the same in all material respects to the terms of the corresponding Original Four Corners Sub-Advisory Agreement; however the New Four Corners Sub-Advisory Agreement includes a new effective date and has been updated in certain other respects. The form of the New Four Corners Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit C and the description of the New Four Corners Sub-Advisory Agreement is qualified in its entirety by reference to such Exhibit.

     Sub-Advisory Services. As was the case under the Original Four Corners Sub-Advisory Agreement, under the New Four Corners Sub-Advisory Agreement, Four Corners will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio invested or to be invested in U.S. dollar denominated senior secured floating-rate loans issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets (the "Senior Loan Component"), all on behalf of the Fund and subject to the supervision of the Fund's Board and the Advisor. In addition, as was the case under the Original Four Corners Sub-Advisory Agreement, under the New Four Corners Sub-Advisory Agreement, Four Corners is required to monitor the Fund's investments in the Senior Loan Component and to comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund applicable to the Senior Loan Component.

     Brokerage. As was the case under the Original Four Corners Sub-Advisory Agreement, the New Four Corners Sub-Advisory Agreement authorizes Four Corners to select the brokers, dealers or banks that will execute the purchases and sales of the Fund's assets comprising the Senior Loan Component on behalf of the Fund upon such instructions as may be given or authorized by such Sub-Advisor. In this regard, in placing orders for corporate loans, which are generally privately negotiated principal transactions, Four Corners may select the agent bank or selling party, in its discretion, in a manner consistent with the principles of best execution. The selection of the agent or selling party will be determined by Four Corners based upon a number of factors, including the best price obtainable, dealer spread or commission, size and difficulty of transaction, the desired time of the trade, confidentiality, execution and operational capabilities, ongoing borrower diligence, reputation for integrity, sound financial condition and practices and research or other services provided.

      Fees. As was the case under the Original Four Corners Sub-Advisory Agreement, under the New Four Corners Sub-Advisory Agreement, the Fund will pay Four Corners a portfolio management fee on a quarterly basis. Both the Original Four Corners Sub-Advisory Agreement and the New Four Corners Sub-Advisory Agreement provide that for services provided and expenses assumed, the Fund will pay Four Corners a portfolio management fee (the "Four Corners Management Fee") equal to the annual rate of 0.60% multiplied by that portion of the Total Assets comprising the Senior Loan Component. For purposes of calculating the Four Corners Management Fee, "Total Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding preferred shares). For the Fund's last fiscal year, the aggregate amount of fees paid by the Fund to Four Corners under the Original Four Corners Sub-Advisory Agreement was $156,410.

     Payment of Expenses. As was the case under the Original Four Corners Sub-Advisory Agreement, under the New Four Corners Sub-Advisory Agreement, Four Corners will agree to pay all expenses it incurs in connection with its activities under such Agreement other than the cost of securities and other assets.

     Limitation on Liability. As was the case under the Original Four Corners Sub-Advisory Agreement, the New Four Corners Sub-Advisory Agreement provides that Four Corners will not be liable for, and the Fund and the Advisor will not take any action against such Sub-Advisor to hold such Sub-Advisor liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Sub-Advisor's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Advisor in the performance of its duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     Continuance. The Original Four Corners Sub-Advisory Agreement initially became effective on the same date as the Original Advisory Agreement for a two-year term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Similarly, if the New Four Corners Sub-Advisory Agreement is approved by shareholders, it will become effective on the same date as the New Advisory Agreement and, if not terminated earlier, it will expire on the two-year anniversary of the date of its effectiveness unless continued and, thereafter, may be continued for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act and the rules and regulations thereunder.

     Termination. As was the case under the Original Four Corners Sub-Advisory Agreement, the New Four Corners Sub-Advisory Agreement provides that it (a) will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder), (b) may be terminated at any time without the payment of any penalty by the Advisor or Four Corners upon 60 days' written notice to the other parties, and (c) may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 60 days' written notice to such Sub-Advisor by the Fund without the payment of any penalty. In addition, both the Original Four Corners Sub-Advisory Agreement and the New Four Corners Sub-Advisory Agreement state that the Advisor and Four Corners have entered into an agreement that provides, among other things, that if the Advisor or the Fund terminates or fails to renew such Agreement other than for cause, the Advisor will resign as investment advisor to the Fund and will not be reinstated as the Fund's investment advisor or sub-advisor.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

     To become effective, the New Four Corners Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of
(i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New Four Corners Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against this Proposal.

     IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 3 OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE NEW
                      FOUR CORNERS SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

THE ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT

     BNY Mellon Investment Servicing (US) Inc. acts as the administrator, accounting agent and transfer agent to the Fund and its principal U.S. office is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

BENEFICIAL OWNERSHIP OF SHARES

Control Persons and Principal Holders

     To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the 1934 Act) beneficially owned more than 5% of the Fund's outstanding Shares, except as described in the following table. Information below as to beneficial ownership of Shares, including percentage of Shares beneficially owned, is based on a securities position listing report from The Depository Trust & Clearing Corporation as of the Record Date. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control.

SHAREHOLDER AND ADDRESS                           PERCENT OWNERSHIP   NUMBER OF SHARES HELD
-----------------------                           -----------------   ---------------------
Charles Schwab & Co., Inc.                              5.72%              519,257
2423 E. Lincoln Drive
Phoenix, AZ  85016

First Clearing, LLC                                     6.42%              583,190
One North Jefferson Street
St. Louis, MO  63103

Merrill Lynch, Pierce Fenner & Smith Safekeeping       13.63%            1,237,357
101 Hudson Street
8th Floor
Jersey City, NJ  07302

National Financial Services LLC                         7.22%              655,032
200 Liberty Street
New York, NY  10281

Raymond James & Associates, Inc.                        5.30%              480,940
880 Carilion Parkway
P.O. Box 12749
St. Petersburg, FL  33716


                                      -25-


RBC Capital Markets Corporation                         5.60%              508,296
510 Marquette Avenue South
Minneapolis, MN  55402

State Street Bank and Trust Company                     5.60%              507,999
1776 Heritage Drive
North Quincy, MA  02171

     Trustees and Officers

     As of July 31, 2010, the Trustees of the Fund beneficially owned the following number of Shares of the Fund:

------------------------------------- ----------------------------------------
              TRUSTEE                              SHARES OWNED
------------------------------------- ----------------------------------------
INTERESTED TRUSTEE
------------------------------------- ----------------------------------------
James A. Bowen                                           0
------------------------------------- ----------------------------------------
INDEPENDENT TRUSTEES
------------------------------------- ----------------------------------------
Richard E. Erickson                                     672
------------------------------------- ----------------------------------------
Thomas R. Kadlec                                        800
------------------------------------- ----------------------------------------
Robert F. Keith                                        2,932
------------------------------------- ----------------------------------------
Niel B. Nielson                                         739
------------------------------------- ----------------------------------------

     As of July 31, 2010, (1) each Trustee beneficially owned less than 1% of the outstanding Shares of the Fund and (2) the Trustees and officers as a group beneficially owned 5,143 Shares of the Fund, which is less than 1% of the Fund's outstanding Shares.

SHAREHOLDER PROPOSALS

     To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2011, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than November 22, 2010.

     Any proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty
(30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such

Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

     Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

     Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

     The fiscal year end for the Fund is November 30.

DELIVERY OF CERTAIN DOCUMENTS

     Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

     Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

Dated: October 19, 2010

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ALTERNATIVELY, TO VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT
(866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                                    FORM OF
                             NEW ADVISORY AGREEMENT

                        INVESTMENT MANAGEMENT AGREEMENT

     INVESTMENT MANAGEMENT AGREEMENT made this [ ] day of [ ], [ ], by and between MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND, a Massachusetts business trust (the "Fund"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership (the "Adviser").

                                  WITNESSETH:

     In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

      1. The Fund hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's most recent effective registration statement under the Investment Company Act of 1940 (the "1940 Act") and as such policies, restrictions and limitations may be amended by the Board of Trustees of the Fund from time to time, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end management investment companies.

     The Adviser accepts such engagement and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent, administrator or other service providers) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of the Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.


                                      A-1


      2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

      3. For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each fiscal quarter, and the Adviser agrees to accept as full compensation therefore, an investment management fee equal to the annual rate of 0.40% of the Fund's Total Assets, as such term is defined herein, for Total Assets of the Fund up to and including $250 million and 0.35% of the Fund's Total Assets for Total Assets of the Fund over $250 million. "Total Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares).

     For the quarter and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the quarter and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

      4. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

      5. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of the Fund's portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

      6. Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of the Fund's securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), Adviser may select brokers or dealers affiliated with Adviser. It is understood that Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services


                                      A-2


provided by such member, broker or dealer, viewed in terms of that particular transaction or Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of Adviser, the Fund would be benefited by supplemental services, Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided and complies with the Fund's policies and procedures.

     In addition, Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by Adviser or its affiliates, if in Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

     Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees have approved these types of transactions.

     Subject to approval by the Fund's Board of Trustees and compliance with applicable law and the Fund's investment objectives, policies and restrictions, the Adviser may cause the Fund to invest in securities of issuers advised or managed by persons affiliated with Adviser.

     To the extent the Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser's authority regarding the execution of the Fund's portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

     Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably


                                      A-3


request. In no instance will portfolio securities be purchased or sold to Adviser or any affiliated person of either the Fund or Adviser, except as may be permitted under the 1940 Act.

         Adviser further agrees that it:

            (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

            (b) will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

            (c) will report regularly to the Board of Trustees of the Fund (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Fund; and

            (d) will prepare and maintain such books and records with respect to the Fund's securities transactions as required under applicable law and will prepare and furnish the Fund's Board of Trustees such periodic and special reports as the Board may reasonably request. Adviser further agrees that all records which it maintains for the Fund are the property of the Fund and Adviser will surrender promptly to the Fund any such records upon the request of the Fund (however, Adviser shall be permitted to retain copies thereof).

      7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested persons (as such term is defined in the 1940 Act and the rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Fund otherwise than as trustees, officers or agents.

      8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.


                                      A-4


      9. Subject to obtaining the initial and periodic approvals required under
Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to the Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

     10. The Fund acknowledges that Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund acknowledges that the persons employed by Adviser to assist in Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

     11. This Agreement shall be effective on the date provided above, provided it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

     This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination. The terms "assignment" and "vote of the majority outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

     12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

     13. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

     14. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with


                                      A-5


the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

     15. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 14 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.


                                      A-6



     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.


                                               MACQUARIE/FIRST TRUST GLOBAL
                                                 INFRASTRUCTURE/UTILITIES
                                                 DIVIDEND & INCOME FUND



                                               By:______________________________
                                               Name:
                                               Title:

ATTEST:  ____________________________
Name:
Title:

                                               FIRST TRUST ADVISORS L.P.



                                               By:______________________________
                                               Name:
                                               Title:

ATTEST:  ____________________________
Name:
Title:



                                      A-7



                                                                       EXHIBIT B

                                    FORM OF
                        NEW MCIM SUB-ADVISORY AGREEMENT

                       INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made as of this [ ] day of [ ], by and among Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership and a federally registered investment adviser ("Manager"), and Macquarie Capital Investment Management LLC, a Delaware limited liability company and a federally registered investment adviser ("Sub-Adviser").

     WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Fund has retained Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, "Management Agreement");

     WHEREAS, Management Agreement provides that Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint one or more sub-advisers for the purpose of furnishing certain services required under Management Agreement; and

     WHEREAS, the Fund and Manager desire to retain Sub-Adviser to furnish investment advisory services for a certain designated portion of the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Appointment. The Fund and Manager hereby appoint Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      2. Services to be Performed. Subject always to the supervision of Fund's Board of Trustees and Manager, Sub-Adviser will act as sub-adviser for, manage the investment and reinvestment of the Fund's assets with respect to, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio invested or to be invested in equity securities as well as other securities and instruments issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets in a select group of countries (the "Core Component") all on behalf of the Fund and as described in the Fund's most recent registration statement on Form N-2 as declared effective by the Securities and Exchange Commission and as the same may be


                                      B-1


amended from time to time (the "Registration Statement"). In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments in the Core Component, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or Manager to Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund applicable to the Core Component, as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or Manager to Sub-Adviser in writing. The Fund or Manager will promptly provide Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments to any thereof.

     Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of the Fund's securities with respect to the Core Component on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), Sub-Adviser may select brokers or dealers affiliated with Sub-Adviser. It is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of Sub-Adviser, the Fund would be benefited by supplemental services, Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided and complies with the Fund's policies and procedures.

     In addition, Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the Core Component with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Fund and Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the


                                      B-2


price or size of the positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

     Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees have approved these types of transactions.

     Subject to compliance with applicable law, the Fund's investment objectives, policies and restrictions and the policies and procedures adopted by the Board of Trustee for the Fund, Sub-Adviser may cause the Fund to invest in securities of issuers advised or managed by persons affiliated with Sub-Adviser.

     To the extent the Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with Sub-Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

     Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to Manager, Sub-Adviser or any affiliated person of any of the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act.

         Sub-Adviser further agrees that it:

            (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

            (b) will, in all material respects, conform to all applicable Rules and Regulations of the Securities and Exchange Commission and comply with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

            (c) will report regularly to Manager and to the Board of Trustees of the Fund (generally on a quarterly basis) and will make appropriate persons


                                      B-3


     available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager or the Board of Trustees of the Fund; and

            (d) will prepare and maintain such books and records with respect to the Fund's securities transactions for the Core Component as required for registered investment advisers under applicable law or as otherwise reasonably requested by Manager and will prepare and furnish Manager and the Fund's Board of Trustees such periodic and special reports as the Board or Manager may reasonably request. Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and Sub-Adviser will surrender promptly to the Fund any such records upon the request of Manager or the Fund; provided, however, that Sub-Adviser shall be permitted to retain copies thereof and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

     The Sub-Adviser's duties and obligations shall be limited to those expressly set out in this Agreement. The Manager and the Fund acknowledge such limitation.

     3. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including, legal expenses and the costs and expenses of due diligence undertaken by third parties incurred by the Sub-Adviser in connection with the purchase or proposed purchase of such securities or assets, previously approved in writing by the Fund's Chief Financial Officer, and brokerage commissions, if any). However, if approved in writing by the Fund's Chief Financial Officer, Sub-Adviser may be reimbursed for certain extraordinary expenses.

      4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay Sub-Adviser, and, subject to the Supplemental Management Fee (defined below), Sub-Adviser agrees to accept as full compensation therefore, a portfolio management fee (the "Core Management Fee") equal to:

            (i) the annual rate of 0.60% multiplied by that portion of the Total Assets comprising the Core Component; and

           (ii) if the Total Assets are more than $250 million, an additional fee at the annual rate of 0.05% multiplied by that portion of the Total Assets over $250 million.

     To the extent Sub-Adviser invests a portion of the Core Component in unlisted securities (the "Core Unlisted Portion"), the Fund will pay Sub-Adviser a supplemental portfolio management fee (the "Supplemental Management Fee", together with the Core Management Fee, the "Management Fee") equal to the annual


                                      B-4


rate of 0.60% multiplied by the Total Assets attributable to the Core Unlisted Portion; provided, however, that in no event shall the Core Unlisted Portion be deemed to exceed, for purposes of calculating the Supplemental Management Fee, 25% of the Core Component. The Supplemental Fee shall be in addition to the Core Management Fee.

     For purposes of calculating the Management Fee, "Total Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding preferred shares). The Management Fee shall be payable in arrears on or about the last day of each fiscal quarter during the term of this Agreement.

     For the quarter and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Management Fee and Supplemental Fee on the basis of the number of days that the Agreement is in effect during the quarter and year, respectively.

      5. Services to Others. The Fund and Manager acknowledge that Sub-Adviser may in the future act as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund and Manager acknowledge that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      6. Limitation of Liability. Sub-Adviser shall not be liable for, and the Fund and Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      7. Term; Termination. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Fund and Manager becomes effective, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940


                                      B-5


Act and the rules and regulations thereunder. For the avoidance of doubt, the termination of Management Agreement or other termination of or resignation by Manager as investment adviser to the Fund shall not in and of itself cause the termination of this Agreement. In such cases, Sub-Adviser may continue to provide the services herein set forth for the compensation provided herein.

     This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by Manager or Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days' written notice to Sub-Adviser by the Fund without payment of any penalty.

     Manager and Sub-Adviser have entered into an agreement that provides, among other things, that if Manager or the Fund terminates or fails to renew this Agreement other than for cause (as defined in the agreement), Manager shall resign as adviser to the Fund and shall not be reinstated as investment adviser or sub-adviser to the Fund. The Fund acknowledges that the terms of such agreement have been fully described to the Board of Trustees.

     The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

     Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 hereof earned prior to such termination and for any additional period during which Sub-Adviser serves as such for the Fund, subject to applicable law.

      8. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery or sent by facsimile and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.


   If to Manager or Fund:                            If to Sub-Adviser:
Macquarie/First Trust Global Infrastructure     Macquarie Capital Investment Management LLC
 /Utilities Dividend & Income Fund              125 W. 55th Street, Level 15
First Trust Advisors L.P.                       New York, New York 10019
120 E. Liberty Drive, Suite 400                 Attention:  General Counsel
Wheaton, Illinois 60187
Attention:  Secretary

If by Facsimile:  (630) 517-7437                If by Facsimile:  (212) 231-1878

      9. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and


                                      B-6


the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

     10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     11. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

     12. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

     13. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

     14. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 4 hereof are not severable.

     15. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties with regard to the subject matter of this Agreement. Any written or oral agreements, statements, promises, negotiations or representations not expressly set forth in this Agreement are of no force and effect.


                                      B-7



     IN WITNESS WHEREOF, the Fund, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.



By: __________________________________
      Title: _____________________________


MACQUARIE/FIRST TRUST GLOBAL
   INFRASTRUCTURE/UTILITIES
   DIVIDEND & INCOME FUND




By: ___________________________________
      Title: ______________________________



MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC



By: ___________________________________
      Name: _____________________________
      Title: ______________________________





                                      B-8



                                                                       EXHIBIT C

                                    FORM OF
                    NEW FOUR CORNERS SUB-ADVISORY AGREEMENT

                       INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made as of this _____ day of ____________, ____ by and among Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership and a federally registered investment adviser ("Manager"), and Four Corners Capital Management, LLC, a Delaware limited liability company and a federally registered investment adviser ("Sub-Adviser").

     WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Fund has retained Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, "Management Agreement");

     WHEREAS, Management Agreement provides that Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint one or more sub-advisers for the purpose of furnishing certain services required under Management Agreement; and

     WHEREAS, the Fund and Manager desire to retain Sub-Adviser to furnish investment advisory services for a certain designated portion of the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Appointment. The Fund and Manager hereby appoint Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      2. Services to be Performed. Subject always to the supervision of Fund's Board of Trustees and Manager, Sub-Adviser will act as sub-adviser for, manage the investment and reinvestment of the Fund's assets with respect to, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio invested or to be invested in U.S. dollar denominated senior secured floating-rate loans issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets (the "Senior Loan Component") all on behalf of the Fund and as described in the Fund's most recent registration statement on Form N-2 as declared effective by the Securities and Exchange Commission and as the same may be amended from time to time. In the


                                      C-1


performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments in the Senior Loan Component, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or Manager to Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund applicable to the Senior Loan Component, as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or Manager to Sub-Adviser in writing. The Fund or Manager will promptly provide Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments to any thereof.

     Sub-Adviser is authorized to select the brokers, dealers or banks that will execute the purchases and sales of the Fund's assets comprising the Senior Loan Component on behalf of the Fund upon such instructions as may be given or authorized by Sub-Adviser. In placing orders for corporate loans, which are generally privately negotiated principal transactions, Sub-Adviser may select the agent bank or selling party, in its discretion, in a manner consistent with the principles of best execution. The selection of the agent or selling party will be determined by Sub-Adviser based upon a number of factors, including the best price obtainable, dealer spread or commission, size and difficulty of the transaction the desired time of the trade, confidentiality, execution and operational capabilities, ongoing borrower diligence, reputation for integrity, sound financial condition and practices and research or other services provided. Subject to compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), Sub-Adviser may select brokers or dealers affiliated with Sub-Adviser. It is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of Sub-Adviser, the Fund would be benefited by supplemental services, Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided and complies with the Fund's policies and procedures.

     In addition, Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the Senior Loan Component with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset


                                      C-2


of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Fund and Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

     Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees have approved these types of transactions.

     Subject to compliance with applicable law, the Fund's investment objectives, policies and restrictions and the policies and procedures adopted by the Board of Trustee for the Fund, Sub-Adviser may cause the Fund to invest in securities of issuers advised or managed by persons affiliated with Sub-Adviser.

     To the extent the Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with Sub-Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

     Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to Manager, Sub-Adviser or any affiliated person of any of the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act.

     Sub-Adviser further agrees that it:

            (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

            (b) will, in all material respects, conform to all applicable Rules and Regulations of the Securities and Exchange Commission and comply with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to Sub-Adviser in writing and, in addition, will conduct


                                      C-3


     its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

            (c) will report regularly to Manager and to the Board of Trustees of the Fund (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager or the Board of Trustees of the Fund; and

            (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Senior Loan Component as required for registered investment advisers under applicable law or as otherwise reasonably requested by Manager and will prepare and furnish Manager and the Fund's Board of Trustees such periodic and special reports as the Board or Manager may reasonably request. Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and Sub-Adviser will surrender promptly to the Fund any such records upon the request of Manager or the Fund; (provided, however, that Sub-Adviser shall be permitted to retain copies thereof) and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

     The Sub-Adviser's duties and obligations shall be limited to those expressly set out in this Agreement. The Manager and the Fund acknowledge such limitation.

      3. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including, legal expenses and the costs and expenses of due diligence undertaken by third parties incurred by the Sub-Adviser in connection with the purchase or proposed purchase of such securities or assets, previously approved in writing by the Fund's Chief Financial Officer, and brokerage commissions, if any). However, if approved in writing by the Fund's Chief Financial Officer, Sub-Adviser may be reimbursed for certain extraordinary expenses.

      4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee ("Management Fee") equal to the annual rate of 0.60% multiplied by that portion of the Total Assets (defined below) comprising the Senior Loan Component. For purposes of calculating the Management Fee, Total Assets means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares


                                      C-4


and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding preferred shares. The Management Fee shall be payable in arrears on or about the last day of each fiscal quarter during the term of this Agreement.

     For the quarter and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Management Fee on the basis of the number of days that the Agreement is in effect during the quarter and year, respectively.

      5. Services to Others. The Fund and Manager acknowledge that Sub-Adviser now acts, and may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund and Manager acknowledge that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      6. Limitation of Liability. Sub-Adviser shall not be liable for, and the Fund and Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      7. Term; Termination. This Agreement shall become effective with respect to the Fund on the same date as Management Agreement between the Fund and Manager becomes effective, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder. For the avoidance of doubt, the termination of Management Agreement or other termination of or resignation by Manager as investment adviser to the Fund shall not in and of itself cause the termination of this Agreement. In such cases, Sub-Adviser may continue to provide the services herein set forth for the compensation provided herein.

     This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by Manager or Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees


                                      C-5


or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days' written notice to Sub-Adviser by the Fund without payment of any penalty.

     Manager and Sub-Adviser have entered into an agreement that provides, among other things, that if Manager or the Fund terminates or fails to renew this Agreement other than for cause (as defined in the agreement), Manager shall resign as adviser to the Fund and shall not be reinstated as investment adviser or sub-adviser to the Fund. The Fund acknowledges that the terms of such agreement have been fully described to the Board of Trustees.

     The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

     Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 hereof earned prior to such termination and for any additional period during which Sub-Adviser serves as such for the Fund, subject to applicable law.

      8. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery or sent by facsimile and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

       If to Manager or Fund:                       If to Sub-Adviser:
Macquarie/First Trust Global Infrastructure/    Four Corners Capital Management, LLC
Utilities Dividend & Income Fund                555 S. Flower Street, Suite 3300
First Trust Advisors L.P.                       Los Angeles, California 90071
120 E. Liberty Drive, Suite 400                 Attention: Robert I. Bernstein
Wheaton, Illinois 60187
Attention: Secretary

If by Facsimile:  (630) 517-7437                If by Facsimile: (213) 233-4470

      9. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

     10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.


                                      C-6


     11. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

     12. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

     13. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

     14. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 4 hereof are not severable.

     15. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties with regard to the subject matter of this Agreement. Any written or oral agreements, statements, promises, negotiations or representations not expressly set forth in this Agreement are of no force and effect.


                                      C-7


     IN WITNESS WHEREOF, the Fund, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                   FOUR CORNERS CAPITAL MANAGEMENT, LLC




By: __________________________________      By: ________________________________
      Title: _____________________________         Title:  _____________________


MACQUARIE/FIRST TRUST GLOBAL
   INFRASTRUCTURE/UTILITIES
   DIVIDEND & INCOME FUND




By: ___________________________________
      Title: ______________________________

FORM OF PROXY CARD
------------------


[LOGO OMITTED]  FIRST TRUST      MACQUARIE/FIRST TRUST GLOBAL
                                 INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

                                  Proxy Card for the Special Meeting of
                                  Shareholders - December 6, 2010

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated October 19, 2010, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



                                     THIS  PROXY, WHEN PROPERLY EXECUTED, WILL
                                     BE VOTED IN THE MANNER DIRECTED BY THE
Registration dynamically             UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
     printed here                    IS MADE, THIS PROXY WILL BE VOTED FOR
                                     THE PROPOSALS SET FORTH.

                                     PLEASE  VOTE,  DATE AND SIGN ON REVERSE
                                     SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                     ENVELOPE.


         PLEASE FOLD HERE AND RETURN ENTIRE PROXY CARD - DO NOT DETACH

--------------------------------------------------------------------------------

[GRAPHIC       BY INTERNET
OMITTED]       -----------

               To vote on the Internet, go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided.


[GRAPHIC       BY TELEPHONE
OMITTED]       ------------

               To cast your vote by phone with a proxy voting representative, call toll-free 1-866-530-8634 and provide the representative the control number found on the reverse side of this Proxy Card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.


[GRAPHIC       BY MAIL
OMITTED]       -------

               To vote by mail, mark the appropriate voting boxes on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: FIRST TRUST FUNDS, P.O. BOX 6500, CARLSTADT, NJ 07072.


       PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND


                                                         CONTROL NUMBER
                                                  -----------------------------

                                                  -----------------------------

     PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

THE PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTIONS HAVE BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

    PROPOSAL 1 - The Board of Trustees recommends a vote FOR the Proposal to approve a new Investment Management Agreement with First Trust Advisors L.P.
                                  for the Fund

                                                       FOR    AGAINST   ABSTAIN

Approval of New Investment Management Agreement        [ ]      [ ]       [ ]


    PROPOSAL 2 - The Board of Trustees recommends a vote FOR the Proposal to approve a new Investment Sub-Advisory Agreement with Macquarie Capital Investment Management LLC for the Fund.

                                                       FOR    AGAINST   ABSTAIN

Approval of New Investment Sub-Advisory Agreement      [ ]      [ ]       [ ]


    PROPOSAL 3 - The Board of Trustees recommends a vote FOR the Proposal to approve a new Investment Sub-Advisory Agreement with
               Four Corners Capital Management, LLC for the Fund.

                                                       FOR    AGAINST   ABSTAIN

Approval of New Investment Sub-Advisory Agreement      [ ]      [ ]       [ ]



Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.


__________________________________________________________
Shareholder sign here

__________________________________________________________
Joint owner sign here

__________________________________________________________
Date:



NON-VOTING ITEMS

MEETING ATTENDANCE - Mark the box to the right if you plan to attend the Special Meeting [ ]

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